UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):
September 25, 2017

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  [ ]

Item 8.01 Other Events

On September 25, 2017, United States Steel Corporation, together with Kobe Steel, Ltd., announced their agreement to begin construction of a new continuous galvanizing line (the “CGL Line”) at their subsidiaries’ joint venture, PRO-TEC Coating Company in Leipsic, Ohio. The CGL Line will have a yearly capacity of 500,000 tons. The CGL Line, which will utilize a proprietary process, will be capable of coating steel that will help automakers manufacture economically lightweight vehicles to meet increasing fuel efficiency requirements while maintaining exceptionally high safety standards. Construction is expected to begin in the fourth quarter of 2017 and the CGL Line is expected to commence startup in 2019.

The full text of the press release announcing the CGL Line is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated September 25, 2017.

This Current Report on Form 8-K contains certain information that may constitute forward-looking statements within the meaning of Section 27 of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections.  All statements other than statements of historical fact are forward-looking statements.  Generally, we have identified such, forward-looking statements by using the words "believe," "expect," "intend, " "estimate," "anticipate, " "project, " "target, " "forecast," "aim, " "should," "will," and similar expressions or by using future dates in connection with any discussion of, among other things, trends, events or developments that we expect or anticipate will occur in the future.  However, the absence of these words and similar expressions does not mean that a statement is not forward-looking.  Forward-looking statements are not historical facts, but instead represent only the Corporation's beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside the Corporation's control.  It is possible that the Corporation's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements.
Management believes that these forward-looking statements are reasonable as of the time made.  However, caution should be taken not to place undue reliance on any such forward-looking statement because such statements speak only as of the date when made.  The Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Corporation's historical experience and our present expectations or projections.  These risks and uncertainties include those described in our Annual Report on Form 10-K for the year ended December 31, 2016, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By    /s/ Colleen M. Darragh
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Colleen M. Darragh
Vice President and Controller

Dated: September 26, 2017